Exhibit 99.1

HollyFrontier CorporationBarclays Capital Energy Power ConferenceSeptember 2011

2 HollyFrontier Corporation Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions, and our ability to successfully integrate the business of Holly Corporation and Frontier Oil Corporation and to realize partially or fully the anticipated benefits of our merger of equals with Frontier. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Frontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 HollyFrontier Corporation

Presentation Topics

- ***HFC Company Overview***
- Financial Performance and Competitiveness
- Focused Growth / Improvement Orientation
- Summary
- Appendix

HOLLYFRONTIER

4

Strategic Combination of Most Profitable Refiners

- The $7 billion strategic combination of Holly and Frontier created the most profitable independent refiner on a per barrel basis(using past 5-year average) in the U.S. with over 440,000 bpd of crude capacity across five complex refineries
  - Expanded asset footprint increases exposure to high-growth, high-demand Mid-Continent, Rocky Mountain and Southwest refining markets
  - Refineries are well-positioned for exposure to the growing supply of lower cost domestic and Canadian crude oil
- Annual synergies of at least $30 million are expected through reduced SG&A expenses and increased operational efficiencies
- The combination provides enhanced financial strength and flexibility
  - Significant exposure to best refining margins in the U.S. – WTI based crude economics
  - Combined balance sheet creates the possibility for cost-of-capital synergies and a stronger corporate credit profile
  - Collaboration with Holly Energy Partners, L.P. provides strategic growth opportunities in logistics and marketing operations

HOLLYFRONTIER

5

HollyFrontier Investment Highlights HollyFrontier Investment Highlights 6 1 - HEP's annualized cash distributions as of 06/30/11 to HFC exceed $41M (LP - $25M, GP-$16M) . Annualized distributions are calculated using HEP distributions received in 2Q11 then multiplied times 4 (Qtrs). 1

Footprint of HollyFrontier and HEP 7

U.S. Population Growth By State (2000 - 2010) Traditionally High Growth, Niche Markets HollyFrontier serves states that are among the fastest growing in the countryUNEV P/L project provides greater access to Nevada and southern Utah markets Source: U.S. Census Bureau. Reflects 2010 Census Results. 8 8 RI DC Loss 0 - 5% 5 - 15% 15 - 25% 25% + NH VT MA CT NJ DE MD PR Legend Area Served by HFC RI DC Loss 0 - 5% 5 - 15% 15 - 25% 25% + NH VT MA CT NJ DE MD PR Legend Area Served by H

Presentation Topics

- HFC Company Overview
- ***Financial Performance and Competitiveness***
- Focused Growth / Improvement Orientation
- Summary
- Appendix

HOLLYFRONTIER
9

Pro Forma HollyFrontier Earnings (per bbl) 10 Net Income per Barrel of Crude Capacity $ per bbl FTO & HOC earnings per bbl strongest in peer sector 2011 YTD (Q1) earnings/bbl included in graph but not in numerical 5-year average 3.52 1.64 1.34 1.40 1.56 0.70 0.59 (6.00) (4.00) (2.00) 0.00 2.00 4.00 6.00 8.00 HollyFrontier CVI Tesoro Valero Sunoco Western Alon 2006 2007 2008 2009 2010 2011 YTD 5 - Yr Avg

11 *5-year average ROIC calculated by 5-year average earnings divided by 5-year average total debt & equity. For HFC, legacy HOC/FTO earnings, debt & equity were combined for 5-year calculations. (See page 31 for actual calculations) 3 4 Pro Forma HollyFrontier Returns on Capital (combined) (CHART) Returns on Invested Capital (Average: 2006-2010)*

12 3 Pro Forma HollyFrontier Balance Sheet (6/30/11) 1 Excludes debt of HEP2 Includes debt of HEP (which is non recourse to HFC)

Balance Sheet Highlights and Liquidity (as of 6/30/11) 1 - Includes cash & cash equivalents & marketable securities (short-term & long-term)2 - Does not include $511 million of HEP long-term debt3 - Includes $3 million long-term capital lease obligation4 -Includes an approximate $23 million increase to reflect the fair value of Frontier's long-term debt & long-term capital lease obligations 13 Holly Frontier Pro Forma HFC Cash & equivalents, marketable securities1 517 873 1,390 Long term debt 3282 3513 7024 Net debt <189> <522> <688> Credit facility revolver 1,000 Credit Ratings: Corporate Credit Rating BB+ / StableBa1 / Stable Senior Unsecured Notes BB+ Ba2

Presentation Topics

- HFC Company Overview
- Financial Performance and Competitiveness
- ***Focused Growth / Improvement Orientation***
- Summary
- Appendix

HOLLYFRONTIER

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Strategic Investment & Acquisition Approximately $600mm invested for enhanced feedstock flexibility & modest growthSynergistic acquisitions of Tulsa refineries at less than $1,000 per daily bbl*Tulsa interconnection to improve profitability through better yields & lower costs (HEP constructing for HFC use)Cheyenne LPG project to improve yieldsEvaluating future investments based principally upon stranded crude economies & additional liquid yield improvements *After accounting for sales of Tulsa logistics assets 15

16 Capital Expenditure Overview 1- From HOC & FTO financial filings. Excludes HEP capex; net of contributions from UNEV JV partner; includes turnaround expenditures; excludes asset acquisitions (CHART) Past investment make legacy refineries strongerMaintenance capital of approximately $100 million in millions

UNEV Pipeline & Refinery Economics

Overview:

- 400 mile, 12" refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV
- HollyFrontier owns 75% interest (Sinclair 25%)
- Completion Date – Fall 2011

Benefits:

- Las Vegas gasoline trades seasonally at premium to Salt Lake
- Provides access to growth market for Rocky Mountain refiners
- Competitively advantaged source of crude supply

HEP Purchase Option:

- At pipeline startup, HEP has option to purchase HFC's interest in the pipeline at HFC's cost (estimated to be approximately $288 million) plus a 7% per annum carrying cost



Holly Refineries/
HEP Truck Racks
Alon Refinery
HEP Terminals
HOC Terminals
Third Party Terminals
Pipelines:
HEP
HOC UNEV
HOC Crude Delivery
Third Party
SPOKANE
BOISE
BURLEY
WOODS CROSS
CEDAR CITY
BLOOMFIELD
MORIARTY
ALBUQUERQUE
NAVAJO REFINERY
PHOENIX
TUCSON
EL PASO
ABILENE
DUNCAN
CUSHING
TULSA REFINERY

HOLLYFRONTIER

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HEP Growth: EBITDA Since Inception (steady state) 18 * "EBITDA" defined on page 32

19 (CHART) HEP Growth: Distributable Cash Flow Since Inception

Presentation Topics

- HFC Company Overview
- Financial Performance and Competitiveness
- Focused Growth / Improvement Orientation
- ***Summary***
- Appendix

HOLLYFRONTIER

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HollyFrontier Key Investment Highlights 21 'Pure Play' Independent RefinerAttractive 'High Margin' MarketsFocused on Continuous Improvement Strong Financial Metrics vs. PeersAdvantaged Logistics via HEP (MLP)

HollyFrontier Corporation (NYSE: HFC)2828 N. Harwood, Suite 1300Dallas, Texas 75201(214) 871-3555Neale Hickerson, Vice President, Investor RelationsNeale.hickerson@hollyfrontier.com214-871-3572www.hollyfrontier.com 22

23 Appendix

Detail Overview of HollyFrontier and HEP

HollyFrontier:

- 5 Refineries operating in Southwest, Rockies & Mid-Continent / Plains state markets
  - El Dorado, KS 135,000 bpsd*
  - Tulsa, OK 125,000 bpsd
  - Artesia, NM 100,000 bpsd
  - Cheyenne, WY 55,000 bpsd
  - Woods Cross, UT 31,000 bpsd
- Over 440,000 bpsd of refining capacity and average complexity of over 12.0
- All crude feedstocks WTI price based
- Owns 100% of GP and 7.3 million LP units of Holly Energy Partners (NYSE: HEP)

Holly Energy Partners:

- Over 2,500 miles of product & crude pipelines
- 11 Terminals & 8 loading rack facilities in 7 Western and Mid-continent states
- Over 6 million bbls of product & crude oil storage
- 25% interest in Salt Lake pipeline, a joint venture with Plains, delivering crude oil into the Salt Lake valley

HOLLYFRONTIER

*barrels per stream day

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Strategic Acquisitions at Historically Low Multiples

- Holly is in process of further integrating the two Tulsa facilities to form one complex 125,000 BPD[1] refinery
  - Constructing interconnect pipelines that will transfer various intermediate streams between facilities and optimize blending, increase yields and reduce operating expenses
- Refinery integration results in net capex savings of approximately $125 million that would have otherwise been required for the Sunoco refinery:
  - Eliminates an estimated $110 million of project capital requirements
  - Reduces MSAT 2 compliance capex by about $15 million
- Diesel Hydrotreater expansion ($20M) at East facility to satisfy ULSD requirements anticipated to be completed by the end of 1Q 2011

Purchase price[2]		
Sun Tulsa	$	65.0
Sinclair Tulsa	$	128.5
Purchase Price Total ($mm)	**$**	**193.5**
Logistic Asset Sale to-date ($mm)[3]	$	(146.5)
Estimated Project CAPEX ($mm)	$	40.0
Estimated Emission Reduction CAPEX ($mm)	$	16.0
All-in Cost ($mm)	**$**	**103.0**
Capacity (BPD)		125,000
Nelson Complexity Factor		14.0
All-in Cost per BPD of Capacity ($/BPD)	**$**	**824**
All-in Cost per Complexity Barrel ($/CBPD)	**$**	**59**

Refinery industry acquisitions over the last five years:

	Average	**High**
$ / BBL of capacity	**$11,325**	**$18,000**
$ / Complexity BBL	**$1,186**	**$2,000**

HOLLYFRONTIER

1 - Full integration could take up to 18 months but gas oil upgrade is available immediately.
2 - Purchase price does not include inventory.
3 – Includes $89 million Tulsa portion of the $93 million dropdown transaction completed on 3/31/10.

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26 El Dorado Refinery Production Mix (3/31/11) Overview Operating Summary 1,000 acre site located in El Dorado, KS with crude capacity of 135,000 BPSD Ability to process sour and heavy (Canadian) crude oils into high value light products 19,000 BPD of coking capacityDistributes to high margin markets in Colorado & Mid- Continent / Plains statesNelson Complexity rating of 11.8Last turnaround completed in Q1 20XX. Annual maintenance capex approximately $XX million *Definition for non-GAAP measures such as EBITDA or Margins are located on page 32.

27 Tulsa Refinery Facilities (formerly owned by Sunoco & Sinclair) Production Mix (12/31/10)1 Overview New interconnect lines are expected to be placed into service in Fall 2011 to provide operating efficienciesRefineries are located less than 2 miles apart and will be pipeline connectedProcesses predominantly a sweet crude slate with up to 10,000 bpd capacity of heavy (CAD) crudesNelson Complexity rating of over 14.0Initial annual maintenance capex approximately $25 million Combined Operating Summary3 * 2 1 Estimated production yields based on the two Tulsa refineries2 Amounts reported for the Tulsa Refinery for 2009 include crude oil processed and products yielded from the refinery for the period from 6/09 through 12/09 only, and then averaged over 365 days for the year ended.3Results for our two Oklahoma refineries are combined for ease of reference *Definition for non-GAAP measures such as EBITDA or Margins are located on page 32.

Navajo Refining Facilities

Overview

- 561 acre site located in Artesia, NM with crude capacity of 100,000 BPSD (expanded in Q1 2009)
- Separate facilities in Lovington, NM—approximately 70 miles East of the Artesia facilities
- Ability to process sour and heavy (Canadian) crude oils into high value light products
- Distributes to high margin markets in Arizona, New Mexico and West Texas
- Nelson Complexity rating of 11.8
- Last turnaround completed in Q1 2009. Annual maintenance capex approximately $10 million



Navajo

Product Sales Mix (12/31/10)



Asphalt - 3%
Other - 2%
Fuel Oil - 3%
Jet Fuel - 2%
Diesel fuels - 32%
Gasolines - 58%

Combined Operating Summary[1]

Description	Year Ended 12/31/10	12/31/09	12/31/08
Crude Charge (BPD)	83,900	78,160	79,020
Refinery Production (BPD)	92,050	86,760	88,680
Sales of Refined Products (BPD)	95,790	90,870	97,320
Refinery Utilization (%)	84%	81%	93%
Refinery Gross Margin ($/bbl)*	7.25	7.20	9.55
Refinery Operating Expenses ($/bbl)	4.95	4.81	4.58
Sour Crude Oil (%)	81%	85%	79%
Sweet Crude Oil (%)	5%	6%	10%
Heavy Crude Oil (%)	4%	0%	0%
Other Feedstocks and Blends (%)	10%	9%	11%

HOLLYFRONTIER

*Definition for non-GAAP measures such as EBITDA or Margins are located on page 32.

[1]Results for our two New Mexico facilities are combined for ease of reference

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29 Cheyenne Refinery Production Mix (3/31/11) Overview Operating Summary 255 acre site located in Cheyenne, WY with crude capacity of 52,000 BPSD Ability to process sour and heavy (Canadian) crude oils into high value light products Distributes to high margin Eastern Rockies markets & Plains statesNelson Complexity rating of 8.9Last turnaround completed in Q1 20XX. Annual maintenance capex approximately $XX million *Definition for non-GAAP measures such as EBITDA or Margins are located on page 32.

Woods Cross Refinery Product Sales Mix (12/31/10) Overview 200 acre site located in Woods Cross, UT (near Salt Lake City) with crude oil capacity of 31,000 BPDProcesses regional sweet and lower cost black wax crude as well as Canadian sour crude oils Distributes to high margin markets in Utah, Idaho, Nevada, Wyoming, and eastern WashingtonNelson Complexity rating of 12.5 Last turnaround completed in Q3 2008. Annual maintenance capex approximately $5 million Operating Summary * *Definition for non-GAAP measures such as EBITDA or Margins are located on page 32. 30

Financial metrics* 31 * Debt levels for Sunoco exclude Sunoco Logistics (SLX) debt; Holly debt excludes HEP debt; All amounts are based on publicly-available financial statements, which we have assumed to be accurate.

32 Definitions Non GAPP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others.Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010.Net Operating Margin: Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010.EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2010 10-K filed February 25, 2011.Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. 5 Year Return on Invested Capital: A measurement which for our purposes is calculated using the 5 year average Net Income divided by the sum of the 5 year average of Total Equity and Long Term Debt. We consider ROIC to be a meaningful indicator of our financial performance, and we evaluate this metric because it measures how effectively we use the money invested in our operations.IDR: Incentive Distribution RightsBPD: the number of barrels per calendar day of crude oil or petroleum products.BPSD: the number of barrels per stream day of crude oil or petroleum products.MMSCFD: million standard cubic feet per day.Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock.Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener..